UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest reported)  April 22, 2005
                                            --------------


                            American River Bankshares
             ------------------------------------------------------
             (Exact name of registrant as specified in its chapter)


         California                     0-31525                  68-0352144
----------------------------          ------------           -------------------
(State or other jurisdiction          (Commission              (IRS Employer
     Of incorporation)                File Number)           Identification No.)


1545 River Park Drive, Suite 107, Sacramento, California       95815
--------------------------------------------------------     ----------
(Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code    (916) 565-6100
                                                    ------------------


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Solicitation material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Page 1 of 6 Pages
The Index to Exhibits is on Page 3
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Item 5.02. Departure of Directors or Principal Officers; Election of Directors;
           Appointment of Principal Officers.

The registrant received a letter dated April 20, 2005 from Director Sam J. Gallina, pursuant to which Mr. Gallina resigned his positions as director of American River Bankshares and American River Bank effective upon expiration of his current term as a director as of May 19, 2005. The reasons for Mr. Gallina's resignation are set forth in the letter and are not the result of any disagreement with the registrant on any matter relating to the registrant's operations, policies or practices. The registrant has provided Mr. Gallina with a copy of this disclosure prior to filing this Form 8-K with the Commission and he has had an opportunity to provide the registrant with a letter addressed to the registrant stating whether he disagrees with the statements made by the registrant in this disclosure. No such additional letter has been received by the registrant. The foregoing disclosure is qualified in its entirety by reference to the letter attached as Exhibit 99.1. Mr. Gallina also served as the chair of the registrants' Audit Committee and was designated by the Board as the registrant's Audit Committee Financial Expert. Effective with Mr. Gallina's retirement on May 19, 2005, William A. Robotham, managing executive of Pisenti & Brinker LLP of Santa Rosa, will assume the role as Audit Committee Chair and the Board has designated Robert J. Fox, partner at S.J. Gallina & Company of Sacramento, as the Audit Committee Financial Expert for the registrant as described by the attached press release below, qualified by reference as Exhibit 99.2.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

           (99.1) Letter of Resignation from Sam J. Gallina

           (99.2) Press release dated April 22, 2005


                                    SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    AMERICAN RIVER BANKSHARES

                                    /s/ MITCHELL A. DERENZO
                                    --------------------------------------------
April 22, 2005                      Mitchell A. Derenzo, Chief Financial Officer

                                INDEX TO EXHIBITS


Exhibit No.                  Description                                   Page
-----------                  -----------                                   ----

  99.1                       Letter of Resignation from Sam J. Gallina      4

  99.2                       Press release of American River                5
                             Bankshares dated April 22, 2005


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